 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

RONCO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27471	84-1148206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Moreland Road, Simi Valley, California 93065-1662
(Address of Principal Executive Offices)

(805) 433-1030
(Registrant's Telephone Number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ronco Corporation (the “Company”) with the Securities and Exchange Commission on October 24, 2006 (the “Original Report”), by which the Company reported, amongst other things, that it had agreed to issue Ronald M. Popeil a warrant to purchase 200,000 shares of the Company’s common stock within 30 days of October 18, 2006. The Company has since issued such warrant to Mr. Popeil and the Company has filed such warrant as an exhibit to this Form 8-K/A.

(a) Financial Statements of Businesses Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Subordinated Promissory Note originally issued by Ronco Corporation to Sanders Morris Harris, Inc. on June 9, 2006*

4.2	Subordinated Promissory Note issued by Ronco Corporation to Sanders Morris Harris, Inc. on October 18, 2006*

4.3	Common Stock Purchase Warrant issued by Ronco Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

4.4	Warrant to Purchase Shares issued by Ronco Corporation to Ronald M. Popeil on November 17, 2006

10.1
Amendment No. 1 to Letter Loan Agreement among Ronco Corporation, Sanders Morris Harris Inc., individually and as administrative agent, and the persons and entities listed on the schedule of lenders attached to the Letter Loan Agreement as Schedule1*

10.2	Assignment of Life Insurance Policy dated October 18, 2006 by Sanders Morris Harris Inc., individually and on behalf of the Lenders in favor of Ronco Corporation*

10.3	Amendment No. 1 to Security Agreement between Ronco Corporation and Sanders Morris Harris, Inc., individually and as agent for the Lenders*

10.4	Security and Purchase Agreement dated October 18, 2006 among Laurus Master Fund, Ltd., Ronco Corporation, and each party listed on Exhibit A attached thereto*

10.5	Secured Non-Convertible Term Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

10.6	Secured Non-Convertible Revolving Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

10.7	Stock Pledge Agreement dated as of October 18, 2006, between Laurus Master Fund, Ltd. and Ronco Corporation*

10.8	Registration Rights Agreement dated October 18 2006 between Ronco Corporation and Laurus Master Fund, Ltd.*

10.9	Intellectual Property Security Agreement dated October 18, 2006 by Ronco Marketing Corporation, in favor of Laurus Master Fund, Ltd.*

10.10	Assignment of Life Insurance Policy as Collateral/Release of Collateral Assignment dated October 18, 2006 among Ronco Corporation, Sanders Morris Harris, Inc. and Laurus Master Fund, Ltd.*

10.11	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Crossroads Financial, LLC dated October 18, 2006*

10.12	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Prestige Capital Corporation dated October 17, 2006*

10.13
Letter Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronald M. Popeil, the RMP Family Trust, Ronco Inventions, LLC, Popeil Inventions, Inc. and RP Productions, Inc.*

10.14
Limited Subordination Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronco Inventions, LLC, Popeil Inventions, Inc., RP Productions, Inc., the RMP Family Trust, Ronald M. Popeil and Sanders Morris Harris, Inc.*

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

RONCO CORPORATION

Date: November 29, 2006	By: /s/ Paul Kabashima
Paul Kabashima
Interim President and Interim Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Subordinated Promissory Note originally issued by Ronco Corporation to Sanders Morris Harris, Inc. on June 9, 2006*

4.2	Subordinated Promissory Note issued by Ronco Corporation to Sanders Morris Harris, Inc. on October 18, 2006*

4.3	Common Stock Purchase Warrant issued by Ronco Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

4.4	Warrant to Purchase Shares issued by Ronco Corporation to Ronald M. Popeil on November 17, 2006

10.1
Amendment No. 1 to Letter Loan Agreement among Ronco Corporation, Sanders Morris Harris Inc., individually and as administrative agent, and the persons and entities listed on the schedule of lenders attached to the Letter Loan Agreement as Schedule1*

10.2	Assignment of Life Insurance Policy dated October 18, 2006 by Sanders Morris Harris Inc., individually and on behalf of the Lenders in favor of Ronco Corporation*

10.3	Amendment No. 1 to Security Agreement between Ronco Corporation and Sanders Morris Harris, Inc., individually and as agent for the Lenders*

10.4	Security and Purchase Agreement dated October 18, 2006 among Laurus Master Fund, Ltd., Ronco Corporation, and each party listed on Exhibit A attached thereto*

10.5	Secured Non-Convertible Term Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

10.6	Secured Non-Convertible Revolving Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006*

10.7	Stock Pledge Agreement dated as of October 18, 2006, between Laurus Master Fund, Ltd. and Ronco Corporation*

10.8	Registration Rights Agreement dated October 18 2006 between Ronco Corporation and Laurus Master Fund, Ltd.*

10.9	Intellectual Property Security Agreement dated October 18, 2006 by Ronco Marketing Corporation, in favor of Laurus Master Fund, Ltd.*

10.10	Assignment of Life Insurance Policy as Collateral/Release of Collateral Assignment dated October 18, 2006 among Ronco Corporation, Sanders Morris Harris, Inc. and Laurus Master Fund, Ltd.*

10.11	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Crossroads Financial, LLC dated October 18, 2006*

10.12	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Prestige Capital Corporation dated October 17, 2006*

10.13
Letter Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronald M. Popeil, the RMP Family Trust, Ronco Inventions, LLC, Popeil Inventions, Inc. and RP Productions, Inc.*

10.14
Limited Subordination Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronco Inventions, LLC, Popeil Inventions, Inc., RP Productions, Inc., the RMP Family Trust, Ronald M. Popeil and Sanders Morris Harris, Inc.*

*Previously filed